U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 6, 2004
                                                            -----------


                   INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Georgia
                     ---------------------------------------
                     (State or jurisdiction of incorporation
                                or organization)


                                     0-24913
                             -----------------------
                             (Commission File Number


                                   58-2181628
                     --------------------------------------
                     (I.R.S. Employer Identification Number


         120 South Houghton Road, Suite #138-308, Tucson, Arizona 85748
         --------------------------------------------------------------
                    (Address of principal executive offices)


                  Registrant's telephone number: (520) 844-1005
                                                 --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

AND

ITEM 9.  REGULATION FD DISCLOSURE.

         (a) Immediately after the filing of this Form 8-K on this date, Milo Bergeson will resign as President and Chief Executive Officer of the Registrant, and Gary Wagnon will resign as Secretary/Treasurer of the Registrant. All directors of the Registrant had previously resigned on January 17, 2004 (as reported in a Form 8-K filed on January 28, 2004).


         (b) It has come to the attention of the Registrant that that the United States Attorney's Office is conducting a grand jury investigation. The investigation relates to a series of press releases issued by the registrant in early 2003.




                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.



Dated: May 6, 2004                    By: /s/ Milo Bergeson
                                          -----------------
                                          Milo Bergeson, President/CEO